Exhibit 99.1

FOR IMMEDIATE RELEASE

RCS Capital Corporation Changes Time of Second Quarter 2015 Earnings Release and Webcast
Due to Pending Material Transaction

Second Quarter Earnings to Be Released Later Today

Conference Call to be Held at 2:00 pm E.T.

NEW YORK, August 6, 2015 – RCS Capital Corporation (“RCS Capital” or the “Company”) (NYSE: RCAP) announced today it will now be issuing the release of its financial and operating results for the second quarter of 2015 later today, Thursday, August 6, 2015 as the Company finalizes a pending material transaction.

The Company will conduct a conference call to discuss this transaction and its second quarter results from operations beginning at 2:00 p.m. E.T. today.

Dial-in instructions for the conference call and the replay are outlined below. This conference call will also be broadcast live over the Internet and can be accessed by all interested parties through the RCS Capital website, www.rcscapital.com, in the "Investor Relations" section. To listen to the live call, please go to the Company's "Investor Relations" section of the website at least 15 minutes prior to the start of the call to register and download any necessary audio software. For those who are not able to listen to the live broadcast, a replay will be available one hour after the call on the RCS Capital website.

Live Call

Dial In (Toll Free): 1-888-317-6003

International Dial In (Toll Free): 1-412-317-6061

Canada Dial In (Toll Free): 1-866-284-3684

Participant Elite Entry Number: 8470171

Conference Replay*

US Dial In (Toll Free): 1-877-344-7529

International Dial In (Toll Free): 1-412-317-0088

Canada Dial In (Toll Free): 1-855-669-9658

Conference Number: 10068791

*Available one hour after the end of the conference call through November 5, 2015 at 9:00 a.m. E.T.

About RCS Capital

RCS Capital Corporation (NYSE: RCAP) is a full-service investment firm expressly focused on the individual retail investor. With operating subsidiaries including retail advice services, wholesale distribution, investment banking, capital markets, investment research, investment management and crowdfunding, RCS Capital's business is designed to capitalize, support, grow and maximize value for the investment programs it distributes and the independent advisors and clients it serves. Additional information about RCS Capital can be found on its website at www.rcscapital.com. RCS Capital may disseminate information about itself, including the results of its operations and financial information, via social media platforms such as Facebook, LinkedIn and Twitter.

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Important Notice

The statements in this press release include statements regarding the intent, belief or current expectations of RCS Capital and members of our management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should,” “look forward” or similar expressions. The statements in this press release also include statements regarding the projections of RCS Capital that were based on estimates. These projections were not prepared in accordance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial projections. This information is not fact and should not be relied upon as being necessarily indicative of future results. The projections were prepared in good faith by management and are based on numerous assumptions that may prove to be wrong. The estimates also reflect assumptions as to certain business decisions that are subject to change. This press release also contains estimates and information concerning our industry, including market position, market size, and growth rates of the markets in which we participate, that are based on industry publications and reports. This information involves a number of assumptions and limitations, and you are cautioned not to give undue weight to these projections. We have not independently verified the accuracy or completeness of the data contained in these industry publications and reports. Actual results may differ materially from those contemplated by such forward-looking statements and projections due to certain factors, including RCS Capital’s ability to integrate pending acquisitions and businesses acquired in recent acquisitions into RCS Capital’s existing businesses. Additional factors that may affect future results are contained in RCS Capital’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K filed with the SEC on April 2, 2015, which are available at the SEC’s website at www.sec.gov. Further, forward-looking statements, estimates or projections speak only as of the date they are made, and RCS Capital undertakes no obligation to update or revise forward-looking statements or estimates to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law.

Contacts
Jonathan Keehner Mahmoud Siddig Joele Frank, Wilkinson Brimmer Katcher	Brian D. Jones, CFO RCS Capital Corporation bjones@rcscapital.com
jkeehner@joelefrank.com	(646) 937-6903
msiddig@joelefrank.com
(212) 355-4449

Andrew G. Backman, Managing Director
Investor Relations / Public Relations
RCS Capital Corporation
abackman@rcscapital.com
(917) 475-2135

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